Regulatory Capital and Dividends	12 Months Ended
Dec. 31, 2017
Regulatory Capital and Dividends
13.	Regulatory Capital and Dividends

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of Nebraska requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Nebraska Insurance Commissioner. Statutory accounting practices differ from GAAP primarily since they require establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments at amortized cost. Statutory accounting practices do not give recognition to purchase accounting adjustments.

Statutory net income was $64 million, $52 million, and $74 million for the years ended December 31, 2017, 2016 and 2015, respectively. Statutory capital and surplus was $426 million and $560 million as of December 31, 2017 and December 31, 2016, respectively.

Dividend Limitations

The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the Department of Insurance is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as, the timing and amount of dividends paid in the preceding twelve months. In connection with HoldCo’s acquisition of Lincoln Benefit, prior approval of the Nebraska Director of Insurance is required for the Company for any dividend or distribution for five years subsequent to April 1, 2014. The Company paid dividends of $70.0 million, $42.0 million, and $187.0 million during the years ended December 31, 2017, 2016 and 2015, respectively.

Other

Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements.